EXHIBIT 10.1

AMENDMENT NO. 4

TO THE ACCELERIZE NEW MEDIA, INC.

STOCK OPTION PLAN

------------------------------------------------

As adopted by resolution of the

Board of Directors on May 24, 2012

------------------------------------------------

1.           Section 3 of the Accelerize New Media, Inc. Stock Option Plan is hereby amended by deleting the number "2,000,000" and inserting the number "4,000,000" in its stead, wherever the same appears.

2.           Except as hereinabove amended, the provisions of the Plan shall remain in full force and effect.